UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2016

RELM Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-3486297
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(321) 984-1414

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change of Control Agreements

Effective as of February 24, 2016, RELM Wireless Corporation (the “Company”) entered into Executive Change of Control Agreements (collectively, the “Agreements”) with its executive officers, David P. Storey, William P. Kelly and James E. Gilley (each, individually, an “Executive” and collectively, the “Executives”), which were approved by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”). The Agreements replace and terminate the previous Change of Control Agreements between the Company and the Executives, which were set to expire on February 29, 2016 (collectively, the “Prior Agreements”), and are substantially similar to the Prior Agreements.

Each of the Agreements has a term of four years, unless a “change of control” (as defined in the Agreements) of the Company occurs within such four-year period, in which case each Agreement is automatically extended for twelve months after the date of such change of control. Pursuant to the Agreements, if the applicable Executive’s employment is terminated within twelve months following a change in control (i) by the Company for any reason other than for “cause” (as defined in the Agreements), disability or death or (ii) by such Executive for “good reason” (as defined in the Agreements), the applicable Executive will receive certain payments and benefits. An Executive is not entitled to any payments and benefits if the Executive terminates the Executive’s employment without good reason.

The payments and benefits to be paid to the Executives pursuant to the Agreements are as follows:

●
Mr. Storey will receive (i) a cash payment equal to the sum of (x) 100% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of twelve months after the date of termination and (iii) outplacement services for a period of twelve months following the date of termination, provided that the costs of such services to the Company may not exceed $15,000.

●
Mr. Kelly will receive (i) a cash payment equal to the sum of (x) 75% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of nine months after the date of termination and (iii) outplacement services for a period of nine months following the date of termination, provided that the costs of such services to the Company may not exceed $11,250.

●
Mr. Gilley will receive (i) a cash payment equal to the sum of (x) 50% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of six months after the date of termination and (iii) outplacement services for a period of six months following the date of termination, provided that the costs of such services to the Company may not exceed $7,500.

Under the Agreements, a change of control will have occurred if:

●
current directors (the “incumbent board”) cease for any reason to constitute at least a majority of the Board, provided that any individual subsequently becoming a director whose election, or nomination for election by the company’s stockholders, was approved by a vote of at least a majority of the then incumbent board, subject to limited exceptions, will be considered as though such individual was a member of the incumbent board; or

●
stockholder approval of a reorganization, merger, consolidation or other form of corporate transaction or series of transaction (subject to limited exceptions), with respect to which stockholders of the Company immediately prior to such transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities, or a liquidation or dissolution of the company or the sale of all or substantially all of the assets of the company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned or terminated prior to being consummated); or

●
the acquisition by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, of more than fifty percent (50%) of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (a “Controlling Interest”), excluding any acquisitions by (x) the Company or any of its subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (z) any person, entity or “group” that currently beneficially owns a Controlling Interest.

Each of the Agreements contain term and post-termination confidentiality, non-solicitation and non-competition covenants. The post-termination non-solicitation and non-competition convents survive twelve months for Mr. Storey, nine months for Mr. Kelly and six months for Mr. Gilley, while the post-term confidentiality covenants survive indefinitely for each of them.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Stock Options

On February 24, 2016, the Compensation Committee granted non-qualified stock options to Mr. Storey and Mr. Kelly to purchase 50,000 shares and 10,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.83 per share.  The stock options have ten-year terms and become exercisable in five-year annual installments beginning on the first anniversary of the grant date.

Item 8.01                      Other Events.

On February 24, 2016, the Board set the record date of March 24, 2016 for the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which is scheduled for May 18, 2016.  Additional information about the Annual Meeting will be included in the Company’s proxy materials.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Executive Change of Control Agreement, dated and effective as of February 24, 2016, by and between RELM Wireless Corporation and David P. Storey

10.2	Executive Change of Control Agreement, dated and effective as of February 24, 2016, by and between RELM Wireless Corporation and William P. Kelly

10.3	Executive Change of Control Agreement, dated and effective as of February 24, 2016, by and between RELM Wireless Corporation and James E. Gilley

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: February 25, 2016	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Change of Control Agreement, dated and effective as of February 24, 2016, by and between RELM Wireless Corporation and David P. Storey

10.2	Executive Change of Control Agreement, dated and effective as of February 24, 2016, by and between RELM Wireless Corporation and William P. Kelly

10.3	Executive Change of Control Agreement, dated and effective as of February 24, 2016, by and between RELM Wireless Corporation and James E. Gilley